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                                                                    EXHIBIT 10.2

                               IMPACT INNOVATIONS


                           KEY EMPLOYEE INCENTIVE PLAN






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                                TABLE OF CONTENTS

                                                                                                      PAGE

SS.1.    PURPOSE.........................................................................................1

SS.2.    DEFINITIONS.....................................................................................1
         2.1      Board..................................................................................1
         2.2      Code...................................................................................1
         2.3      Company................................................................................1
         2.4      Eligible Employee......................................................................2
         2.5      Exchange Act...........................................................................2
         2.6      Fair Market Value......................................................................2
         2.7      Initial Public Offering................................................................3
         2.8      1933 Act...............................................................................3
         2.9      Option.................................................................................3
         2.10     Option Agreement.......................................................................3
         2.11     Option Price...........................................................................3
         2.12     Plan...................................................................................3
         2.13     Stock..................................................................................3

SS.3.    SHARES RESERVED UNDER THE PLAN..................................................................4
SS.4.    EFFECTIVE DATE..................................................................................5
SS.5.    ADMINISTRATION..................................................................................5
SS.6.    ELIGIBILITY.....................................................................................5
SS.7.    GRANT OF OPTIONS................................................................................5
SS.8.    OPTION PRICE....................................................................................7
SS.9.    EXERCISE PERIOD.................................................................................7
SS.10.   NONTRANSFERABILITY..............................................................................7
SS.11.   SECURITIES REGISTRATION.........................................................................8
SS.12.   LIFE OF PLAN....................................................................................9
SS.13.   ADJUSTMENT......................................................................................9
SS.14.   CHANGE OF CONTROL AND CERTAIN OTHER EVENTS.....................................................10
         14.1     Change of Control Events..............................................................10
         14.2     Accelerated Vesting...................................................................10
         14.3     Conversion of Options.................................................................10
         14.4     Notice................................................................................11
         14.5     Disposition of Stock Following Change of Control of Company...........................11
         14.6     Fractional Shares.....................................................................12

SS.15    AMENDMENT OR TERMINATION.......................................................................12

SS.16.   MISCELLANEOUS..................................................................................12
         16.1     No Stockholder Rights.................................................................12
         16.2     No Contract of Employment.............................................................13
         16.3     Other Conditions......................................................................13
         16.4     Withholding...........................................................................14
         16.5     Construction..........................................................................14
         16.6     No "Incentive Stock Option" Treatment.................................................14
         16.7     Not Rule 16b-3 Plan...................................................................14
         16.8     References............................................................................14

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                               IMPACT INNOVATIONS
                           KEY EMPLOYEE INCENTIVE PLAN
                                      SS.1.

                                     PURPOSE

         The purpose of this Plan is to provide Eligible Employees with an opportunity to share in the value created in the Company and its subsidiaries, to assist the Company and its subsidiaries in attracting and retaining outstanding personnel, to align the interests of Eligible Employees with the interests of Medaphis Corporation and its stockholders, and to provide incentive to Eligible Employees and to reward Eligible Employees for the performance required to complete a successful Initial Public Offering or other Change of Control of the Company.
                                      SS.2.

                                   DEFINITIONS

         Each capitalized term set forth in this ss.2 shall have the meaning set forth opposite such capitalized term for purposes of this Plan and, for purposes of definitions, the singular shall include the plural and the plural shall include the singular.

         2.1      Board - means the Board of Directors of the Company.

         2.2      Code - means the Internal Revenue Code of 1986, as amended.

         2.3 Company - means Impact Innovations Holdings, Inc., a Delaware corporation, and any successor to such corporation.


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         2.4      Eligible Employee - means any person who is an employee of the
Company, or of any direct and indirect subsidiary of the Company, including without limitation any employee of Impact Innovations Group, Inc., a Delaware corporation, or Impact Innovations Government Solutions, Inc., a Maryland corporation. Eligible Employees shall not include (i) any officer or director of Medaphis Corporation, (ii) any beneficial owner, directly or indirectly, of more than 10% of the outstanding stock of Medaphis Corporation or (iii) any officer or director or 10% beneficial owner of stock of Medaphis Corporation who is subject to the provisions of Section 16 of the Exchange Act with respect to Medaphis Corporation.

         2.5 Exchange Act -means the Securities Exchange Act of 1934, as amended.

         2.6 Fair Market Value - means, for any date prior to an Initial Public Offering or other Change of Control, the current valuation of a share of Stock as provided by an independent investment banking firm selected by the Board and updated no less often than quarterly. For any date following an Initial Public Offering, Fair Market Value means (i) the closing price for such date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, (ii) if the Stock is not traded on the New York Stock Exchange, as reported for such date by The Wall Street Journal under the Nasdaq National Market System quotation system or under the quotation system under which such closing price is reported or, (iii) if The Wall Street Journal does not report such closing price, such closing price as reported for such date by a newspaper or trade journal selected by the Board or, (iv) if no such closing price is available for such date, such closing price as so reported or quoted in accordance with ss.2.6(i), (ii) or (iii) for the immediately preceding business day,


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or, (v) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price that the Board acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of the relevant facts.

         2.7 Initial Public Offering - means the first offering for sale by the Company to the public of securities of the same class as any shares subject to an Option granted hereunder pursuant to a registration statement filed in accordance with the 1933 Act or any comparable law then in effect (other than on Forms S-4, S-8 or any other form which does not permit registration of securities by selling stockholders for sale to the public for cash), and the effective date of any such Initial Public Offering shall be the first day on which the securities covered thereby may lawfully be offered and sold pursuant to such registration statement.

         2.8      1933 Act - means the Securities Act of 1933, as amended.

         2.9      Option - means an option granted under this Plan to purchase
Stock.

         2.10 Option Agreement - means the written agreement that sets forth the terms of an Option granted to an Eligible Employee under this Plan.

         2.11 Option Price - means the price that shall be paid to purchase one share of Stock upon the exercise of the Option granted under this Plan.

         2.12     Plan - means this Impact Innovations Key Employee Incentive
Plan.

         2.13 Stock - means the common stock of the Company, par value $.01 per share.


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                                      SS.3.

                         SHARES RESERVED UNDER THE PLAN

         There shall be 1,500,000 shares of Stock reserved for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan. The total number of shares of Stock reserved for issuance under this Plan (the "Reserved Stock") is intended to represent Fifteen Percent (15%) of the Company's issued and outstanding Stock, on a fully-diluted basis (i.e., treating all of the shares of Reserved Stock as issued and outstanding) (the "Outstanding Shares"). If, immediately prior to the occurrence of a Change of Control event described in ss.14.1, the total number of shares of Reserved Stock exceeds Fifteen Percent (15%) of the number of Outstanding Shares, then, effective no later than the last business day before the closing date of such Change of Control, the Board shall adjust the capital structure of the Company by causing the Company's Restated Certificate of Incorporation to be duly amended to increase the aggregate number of shares of Stock that the Company is authorized to issue, and by declaring a stock split to be effected in the form of a stock dividend on the outstanding shares of Stock held by the Company's sole stockholder, appropriate so that the number of shares of Reserved Stock shall, as a result, be equal to, and shall not exceed, Fifteen Percent (15%) of the number of Outstanding Shares. An adjustment to the capital structure of the Company made pursuant to this ss.3 shall not constitute grounds under ss.13 for adjustment of the number of shares of Stock reserved under this ss.3, the number of shares of Stock subject to Options


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granted under this Plan or the Option Price of such Options.

                                      SS.4.

                                 EFFECTIVE DATE

         The effective date of this Plan shall be July 28, 1998.

                                      SS.5.

                                 ADMINISTRATION

         The Plan shall be administered by the Board. The Board acting in its absolute discretion shall exercise such power and take such action as expressly called for under this Plan and, further, the Board shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Board deems equitable under the circumstances, which action shall be binding on the Company, on each affected Eligible Employee and on each other person directly or indirectly affected by such action. No member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under this Plan.

                                      SS.6.

                                   ELIGIBILITY

         Only Eligible Employees shall be eligible for the grant of Options under this Plan.

                                      SS.7.

                                GRANT OF OPTIONS

         The Board, acting in its absolute discretion, shall have the right to grant Options to Eligible Employees under this Plan. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall incorporate such terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan,


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provided that (unless the Board decides otherwise with respect to any Option grant) each Option Agreement shall provide that if the Eligible Employee ceases to be an employee of the Company or of any parent or subsidiary of the Company (other than as a result of transaction contemplated by ss.14 or for reasons other than death or disability (within the meaning of Code Section 22(e)(3)) before the Option is fully vested, any portion of the Option which is not fully vested on the date of the such termination of employment shall be automatically forfeited as of such employment termination date, and the vested portion of the Option which is unexercised shall expire, terminate and become unexercisable no later than the earlier to occur of: (i) the expiration of three (3) months from the date on which the Eligible Employee ceases to be an employee of the Company or any parent or subsidiary of the Company, or (ii) the stated term of such Option.

         If an Eligible Employee ceases to be an employee of the Company or of any parent or subsidiary of the Company as a result of death or disability (within the meaning of Code Section 22(e)(3)) before an Option issued hereunder is fully vested, any portion of the Option which is not fully vested on the date of such termination of employment shall become fully vested and immediately exercisable as of such employment termination date, and any such Options which are unexercised shall expire no later than the earlier to occur of: (i) six (6) months from the date the Eligible Employee ceases to be employed by the Company or any parent or subsidiary of the Company for reasons of death or disability (within the meaning of Code Section 22(e)(3)) or (ii) the stated term of such Option. Notwithstanding any provision hereof or of any Option Agreement to the contrary, any Option that becomes exercisable hereunder as a result of the death or disability of an Eligible Employee (within the meaning of Code Section 22(e)(3)) prior to either (i) a Change of Control event described


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in ss.14.1 or (ii) the conversion of Options described in ss.14.3, and which is exercised prior to such Change of Control event or conversion of Options, shall, at the Company's sole discretion, entitle the holder to receive in lieu of Stock a cash payment in an amount equal to the "in the money" value of such Option upon exercise (i.e., the difference between the Fair Market Value on the date of exercise and the Fair Market Value on the date of grant, multiplied by the number of shares of Stock otherwise purchaseable upon exercise of the Option).

                                      SS.8.

                                  OPTION PRICE

         The Option Price for each share of Stock subject to an Option will equal the Fair Market Value of a share of Stock on the date such Option is granted.

                                      SS.9.

                                 EXERCISE PERIOD

         Each Option granted under this Plan shall be exercisable in whole or in part at such time as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable after the earlier of:

         (a)      the date such Option is exercised in full or forfeited, or

         (b) the date which is the tenth (10th) anniversary of the date such Option is granted.

                                     SS.10.

                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by an Eligible Employee other than by will or by the laws of descent and distribution at his or her death, and an Option


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shall be exercisable during the Eligible Employee's lifetime only by the
Eligible Employee or, if the Eligible Employee is determined under applicable law to be incompetent to act on his or her own behalf, by the person authorized under such applicable law to act on the Eligible Employee's behalf. The Company shall treat any person to whom an Option is transferred by will or by the laws of descent and distribution the same as an Eligible Employee for the purposes of exercising such Option.

                                     SS.11.

                             SECURITIES REGISTRATION

         Each Option Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Eligible Employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Agreement also shall provide that, if so requested by the Company, the Eligible Employee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such stock under the 1933 Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such stock may not be sold or offered for sale in the absence of an effective registration statement as to such


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Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                     SS.12.

                                  LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of

         (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under ss.4) in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

         (b) the date on which all of the Stock reserved under ss.3 has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     SS.13.

                                   ADJUSTMENT

         The number of shares of Stock reserved under ss.3, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options may be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, except for any adjustment to the capital structure of the Company made pursuant to ss.3, including, but not limited to, such changes as stock dividends or stock splits, a subdivision or combination of the stock, a reclassification of the Stock, a merger or consolidation of the Company or any like changes in the Stock or in the value of a share of


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Stock. If any adjustment under this ss.13 would create a fractional share of
Stock or a right to acquire a fractional share of Stock such fractional shares shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. Any adjustment made under this ss.13 by the Board shall be conclusive and binding on affected persons.

                                     SS.14.

                   CHANGE OF CONTROL AND CERTAIN OTHER EVENTS

         14.1 Change of Control Events. The following events shall constitute "Change of Control" events for purposes of this Plan: (1) the acquisition of the Stock such that Medaphis Corporation or an entity controlled by or under common control with Medaphis Corporation does not own, directly or indirectly, more than fifty percent (50%) of the voting stock of the Company; (2) the sale of substantially all of the assets of the Company and its subsidiaries to an entity other than an entity controlled by or under common control with Medaphis Corporation; (3) the merger, reorganization, or consolidation of the Company other than in a transaction in which Medaphis Corporation or an entity controlled by or under common control with Medaphis Corporation retains, directly or indirectly, more than a fifty percent (50%) interest in the surviving corporation; or (4) an Initial Public Offering.

         14.2 Accelerated Vesting. Upon the consummation of a Change of Control event described in ss.14.1, all outstanding Options under this Plan will become fully vested and immediately exercisable.

         14.3 Conversion of Options. If a Change of Control event does not occur prior to the third (3rd) anniversary of the effective date of the Plan, any Options outstanding as of


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the third (3rd) anniversary of the effective date of the Plan will be converted into options under the Medaphis Corporation Non-Qualified Stock Option Plan for Non-Executive Employees, as amended, or any successor plan, to purchase a number of shares of Medaphis Corporation common stock determined by the Board. Any Option converted into an option to purchase Medaphis Corporation stock pursuant to this ss.14.3 shall have an exercise price equal to the fair market value of Medaphis Corporation common stock as of the original date of grant of the converted Option, as determined by the Board. If a Change of Control event occurs prior to the third (3rd) anniversary of the effective date of the Plan, then upon such occurrence this ss.14.3 will immediately terminate and will be of no further force or effect.

         14.4 Notice. Subject to compliance with applicable federal and state securities laws, the Board will undertake to provide applicable Eligible Employees with reasonable notice of any Change of Control event described in ss.14.1 prior to the occurrence of such Change of Control event.

         14.5 Disposition of Stock Following Change of Control of Company. In the event of a Change of Control event described in ss.14.1(1), (2), or (3), each Eligible Employee electing to exercise any outstanding Option will have the right in connection with the closing of such Change of Control event either to
(1) sell to the Company or the surviving or resulting corporation, the shares of Stock which the Eligible Employee received upon exercise of such Option at a cash price per share equivalent to the Fair Market Value of the Stock as of the date of such Change of Control event, or (2) receive the number and class of shares of stock or other securities or any other property to which the terms of the agreement of merger, consolidation, or other reorganization would entitle the Eligible Employee to receive as the holder of record of the number of shares of Stock which the Eligible Employee


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received upon exercise of such Option; provided, however, that in the event a
Change of Control event contemplated by this ss.14.5 involves a merger to be accounted for under the "pooling of interests" accounting method, then the Board shall have the authority hereunder to modify the rights of an Eligible Employee under this ss.14.5 to the extent necessary in order to preserve the "pooling of interests" accounting treatment for such merger.

         14.6 Fractional Shares. No Change of Control event or conversion of options contemplated by this ss.14 shall create a right to acquire a fractional share of Stock or a fractional share of Medaphis Corporation common stock, and any such fractional share shall be forfeited by the Eligible Employee.

                                     SS.15.

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such modification, amendment or cancellation unless the Eligible Employee consents in writing to such modification, amendment or cancellation.

                                     SS.16.

                                  MISCELLANEOUS

         16.1 No Stockholder Rights. No Eligible Employee shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under the Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Eligible Employee.


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         16.2 No Contract of Employment. The grant of an Option to an Eligible
Employee under this Plan shall not constitute a contract of employment and shall not confer on an Eligible Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.

         16.3 Other Conditions. Notwithstanding anything contained herein or in any Option Agreement to the contrary, no purported exercise of any Option shall be effective without the written approval of the Company, which may be withheld to the extent that the exercise, either individually or in the aggregate with the exercise of other previously exercised Options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the opinion of the Company's counsel, result in (i) the violation of any statute, law, regulation or rule applicable to the Company, its parent or any of its subsidiaries, including without limitation, any federal or state securities law;
(ii) a default under the Credit Agreement dated as of February 13, 1998 among Medaphis Corporation, various financial institutions from time to time parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent (as it may be amended from time to time, the "Credit Agreement"), under any agreement entered into pursuant to the Credit Agreement, or under any similar agreement entered into in substitution for or replacement of the Credit Agreement; or (iii) a default under the Indenture with respect to Medaphis Corporation's $175,000,000 of 9 1/2% Senior Notes due February 15, 2005, dated as of February 20, 1998 among Medaphis Corporation, the Subsidiary Guarantors named therein and State Street Bank and Trust Company, as Trustee (as it may be amended from time to time, the "Indenture"), under any agreement entered into pursuant to the Indenture, or under any similar agreement entered into in substitution for or replacement of the


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Indenture. Each Option Agreement may require that an Eligible Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations requested by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option and provides for the repurchase of such Stock by the Company under certain circumstances.

         16.4 Withholding. The exercise of any Option granted under this Plan shall constitute an Eligible Employee's full and complete consent to whatever action the Board deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Board acting in its discretion deems applicable to such exercise.

         16.5 Construction. This Plan shall be construed under Delaware law.

         16.6 No "Incentive Stock Option" Treatment. No Option granted under this Plan shall be treated as an "incentive stock option" within the meaning of ss.422 of the Code.

         16.7 Not Rule 16b-3 Plan. This Plan is not intended to satisfy and will not satisfy the conditions set forth in Rule 16b-3 under ss.16 of the Exchange Act.

         16.8 References. Any references in this Plan to a section (ss.) shall be a section (ss.) of this Plan unless otherwise specified in such reference.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan as of the 28th day of July, 1998 to evidence adoption of this Plan.

                                        IMPACT INNOVATIONS HOLDINGS, INC.

                                        By: /s/ RANDOLPH L. M. HUTTO
                                           -------------------------------------
                                            Randolph L. M. Hutto
                                            Executive Vice President,
                                            General Counsel and Secretary


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